EXHIBIT 99.2

                      INTERSTATE POWER AND LIGHT COMPANY

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined financial statements for the surviving company, Interstate Power and Light Company (IP&L), combine the historical consolidated balance sheets and statements of income of IES Utilities Inc.
(IESU) and Interstate Power Company (IPC) as adjusted by various balance sheet pro forma adjustments identified in Note 1. Pro forma income statement adjustments were not required. We have included all material adjustments known to us at this time which impact the reporting periods shown.

These pro forma combined financial statements set forth the restated combined financial data that will be presented for future comparative financial data for the merged company. These statements are prepared on the basis of accounting for the merger as a common control merger and are based on the assumptions set forth in the notes hereto.

The following information is not necessarily indicative of the financial position or operating results that would have occurred had the merger been consummated on the date, or at the beginning of the periods, for which the merger is being given effect nor is it necessarily indicative of future operating results or financial position.

                                            INTERSTATE POWER AND LIGHT COMPANY
                                        UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                   December 31, 2001
                                                    (in thousands)

                                                                                               Pro Forma
                                                                                              Adjustments       Pro Forma
                                                                  IESU             IPC        (See Note 1)       Combined
                                                           -----------------------------------------------------------------
ASSETS
Property, plant and equipment:
  Electric plant in service                                     $2,368,520        $975,668          $-           $3,344,188
  Gas plant in service                                             234,178          82,435           -              316,613
  Steam plant in service                                            59,452             -             -               59,452
  Other plant in service                                           166,049          16,819           -              182,868
  Accumulated depreciation                                      (1,490,573)       (556,183)          -           (2,046,756)
                                                           -----------------------------------------------------------------
     Net plant                                                   1,337,626         518,739           -            1,856,365
  Construction work in progress                                     49,263          23,978           -               73,241
  Leased nuclear fuel, net of amortization                          37,407             -             -               37,407
  Other, net                                                         6,435             268           -                6,703
                                                           -----------------------------------------------------------------
                                                                 1,430,731         542,985           -            1,973,716
                                                           -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Current assets:
  Cash and temporary cash investments                                7,299           1,663           -                8,962
  Temporary cash investments with associated companies               1,939             -          (1,939)                 -
  Accounts receivable:
     Customer, net                                                  16,233           3,717           -               19,950
     Associated companies                                            2,803           2,074          (159)             4,718
     Other, net                                                     20,303           5,194           -               25,497
  Income tax refunds receivable                                      6,412             -             -                6,412
  Production fuel, at average cost                                  12,474          19,609           -               32,083
  Materials and supplies, at average cost                           24,223           4,898           -               29,121
  Gas stored underground, at average cost                           15,694           2,753           -               18,447
  Regulatory assets                                                  7,851           4,644           -               12,495
  Prepayments and other                                              2,901           4,133        (1,974)             5,060
                                                           -----------------------------------------------------------------
                                                                   118,132          48,685        (4,072)           162,745
                                                           -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Investments:
  Nuclear decommissioning trust funds                              117,159             -             -              117,159
  Other                                                              8,363           6,794           -               15,157
                                                           -----------------------------------------------------------------
                                                                   125,522           6,794           -              132,316
                                                           -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Other assets:
  Regulatory assets                                                 94,113          37,996           -              132,109
  Deferred charges and other                                         9,797          21,306           -               31,103
                                                           -----------------------------------------------------------------
                                                                   103,910          59,302           -              163,212
                                                           -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Total assets                                                    $1,778,295        $657,766       ($4,072)        $2,431,989
                                                           =================================================================

----------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Unaudited Pro Forma Combined Balance Sheet are an integral part of this statement.



                                            INTERSTATE POWER AND LIGHT COMPANY
                                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET (Continued)
                                                 December 31, 2001
                                                  (in thousands)

                                                                                                Pro Forma
                                                                                               Adjustments       Pro Forma
                                                                   IESU             IPC        (See Note 1)       Combined
                                                           -----------------------------------------------------------------
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common stock                                                     $33,427         $34,221        ($34,221)         $33,427
  Additional paid-in capital                                       279,612         108,628          34,221          422,461
  Retained earnings                                                279,185          89,018               -          368,203
  Accumulated other comprehensive loss                                   -          (2,131)              -           (2,131)
                                                           -----------------------------------------------------------------
    Total common equity                                            592,224         229,736               -          821,960
  Cumulative preferred stock, not mandatorily redeemable            18,320          10,819               -           29,139
  Cumulative preferred stock, mandatorily redeemable                     -          24,850               -           24,850
  Long-term debt (excluding current portion)                       694,472         165,596               -          860,068
                                                           -----------------------------------------------------------------
                                                                 1,305,016         431,001               -        1,736,017
                                                           -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Current liabilities:
  Current maturities and sinking funds                                 560               -               -              560
  Capital lease obligations                                         15,278              14               -           15,292
  Notes payable to associated companies                                  -          39,986          (1,939)          38,047
  Accounts payable                                                  40,115          15,134               -           55,249
  Accounts payable to associated companies                          25,777          12,637            (159)          38,255
  Accrued interest                                                  12,179           2,536               -           14,715
  Accrued taxes                                                     53,380          17,367               -           70,747
  Other                                                             31,417           6,981          (1,974)          36,424
                                                           -----------------------------------------------------------------
                                                                   178,706          94,655          (4,072)         269,289
                                                           -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Other long-term liabilities and deferred credits:
  Accumulated deferred income taxes                                190,821          77,189               -          268,010
  Accumulated deferred investment tax credits                       22,698          11,793               -           34,491
  Environmental liabilities                                         24,350          13,856               -           38,206
  Pension and other benefit obligations                             24,277          16,296               -           40,573
  Capital lease obligations                                         22,129              42               -           22,171
  Other                                                             10,298          12,934               -           23,232
                                                           -----------------------------------------------------------------
                                                                   294,573         132,110               -          426,683
                                                           -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

Total capitalization and liabilities                            $1,778,295        $657,766         ($4,072)      $2,431,989
                                                           =================================================================

----------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Unaudited Pro Forma Combined Balance Sheet are an integral part of this statement.


                      INTERSTATE POWER AND LIGHT COMPANY

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 2001

1.    Pro Forma Adjustments

                                                        Merged
                                                        Company
                                                        Common          Inter-       Adjustment
                                                         Stock          Company        Clause         Utility        Total
                                                      Adjustment     Transactions     Balances       Money Pool    Pro Forma
                                                     (Note 1 (a))    (Note 1 (b))   (Note 1 (c))    (Note 1(d))   Adjustments
                                                     --------------  -------------- --------------  ------------- -------------
                                                                                  (in thousands)
ASSETS
Current assets:
    Temporary cash investments with associated
      companies                                             $-              $-               $-         ($1,939)      ($1,939)
    Accounts receivable from associated companies            -             (159)              -             -            (159)
    Prepayments and other                                    -               -             (1,974)          -          (1,974)
                                                     --------------  -------------- --------------  ------------- -------------
        Total current assets                                 -             (159)           (1,974)       (1,939)       (4,072)
                                                     --------------  -------------- --------------  ------------- -------------

           Total assets                                     $-            ($159)          ($1,974)      ($1,939)      ($4,072)
                                                     ==============  ============== ==============  ============= =============

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common equity:
     Common stock                                       ($34,221)           $-               $-            $-        ($34,221)
     Additional paid-in capital                           34,221             -                -             -          34,221
                                                     --------------  -------------- --------------  ------------- -------------
           Total common equity                               -               -                -             -             -
                                                     --------------  -------------- --------------  ------------- -------------

Current liabilities:
    Notes payable to associated companies                    -               -                -          (1,939)       (1,939)
    Accounts payable to associated companies                 -             (159)              -             -            (159)
    Other                                                    -               -             (1,974)          -          (1,974)
                                                     --------------  -------------- --------------  ------------- -------------
        Total current liabilities                            -             (159)           (1,974)       (1,939)       (4,072)
                                                     --------------  -------------- --------------  ------------- -------------

           Total capitalization and liabilities             $-            ($159)          ($1,974)      ($1,939)      ($4,072)
                                                     ==============  ============== ==============  ============= =============


(a)  Merged Company Common Stock Adjustment
As provided in the Merger Agreement, all issued and outstanding shares of IPC common stock were dissolved upon consummation of the merger. The pro forma adjustment to common equity restates the common stock account to equal the $2.50 par value of IESU's 13,370,788 shares of common stock and reclassifies the excess to additional paid-in capital.


(b)  Intercompany Transactions
At December 31, 2001, intercompany receivables and payables between IESU and IPC during the period presented were eliminated from the pro forma balance sheet.

(c)   Adjustment Clause Balances
An adjustment was needed to offset IPC's Adjustment Clause debit balance against IESU's Adjustment Clause credit balance.

(d)   Utility Money Pool
An adjustment was needed to offset IESU's investments in the money pool against IPC's borrowings from the money pool.


                               INTERSTATE POWER AND LIGHT COMPANY
                        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                              FOR THE YEAR ENDED DECEMBER 31, 2001
                                         (in thousands)

                                                                                                      Pro Forma
                                                                       IESU             IPC            Combined
                                                              ---------------------------------------------------
Operating revenues:
  Electric utility                                                    $700,926         $302,180       $1,003,106
  Gas utility                                                          220,269           60,745          281,014
  Steam                                                                 32,130                -           32,130
                                                              ---------------------------------------------------
                                                                       953,325          362,925        1,316,250
                                                              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Operating expenses:
  Electric and steam production fuels                                  133,237           56,730          189,967
  Purchased power                                                      127,588           58,272          185,860
  Cost of gas sold                                                     164,747           42,341          207,088
  Other operation and maintenance                                      231,474           91,170          322,644
  Depreciation and amortization                                        110,496           37,998          148,494
  Taxes other than income taxes                                         44,705           18,078           62,783
                                                              ---------------------------------------------------
                                                                       812,247          304,589        1,116,836
                                                              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Operating income                                                       141,078           58,336          199,414
                                                              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Interest expense and other:
  Interest expense                                                      52,286           15,863           68,149
  Allowance for funds used during construction                          (5,634)            (757)          (6,391)
  Miscellaneous, net                                                   (12,770)            (607)         (13,377)
                                                              ---------------------------------------------------
                                                                        33,882           14,499           48,381
                                                              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Income before income taxes                                             107,196           43,837          151,033
                                                              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Income taxes                                                            36,292           16,675           52,967
                                                              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Net income                                                              70,904           27,162           98,066
                                                              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Preferred dividend requirements                                            914            2,496            3,410
                                                              ---------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

Earnings available for common stock                                    $69,990          $24,666          $94,656
                                                              ===================================================

-----------------------------------------------------------------------------------------------------------------
